TEMPLETON CAPITAL
ACCUMULATOR FUND


YOUR FUND'S OBJECTIVE:

The Templeton Capital Accumulator Fund seeks long-term growth by investing in a portfolio primarily composed of common stocks in various nations throughout the world.


[PHOTO OF Gary P. Motyl]

GARY P. MOTYL
President
Templeton Capital
Accumulator Fund


April 16, 1997

Dear Shareholder:

We are pleased to bring you the semi-annual report of the Templeton Capital Accumulator Fund for the six months ended February 28, 1997. This was a profitable period for many equity investors, as moderately strong economic growth, subdued inflation and solid corporate earnings drove some of the world's stock markets to all-time highs. Japan was the only major industrialized nation whose equity market posted a negative return (measured in local currency terms). Within this environment, the Fund posted a six-month cumulative total return of 13.77%, as discussed in the Performance Summary on page 6, outperforming the unmanaged Morgan Stanley Capital International(R) (MSCI) World Index, which delivered a total return of 11.43% for the same period.(1) The Fund's strong performance was the result of its large European weighting, small position in the weak Japanese market, and high exposure to the banking sector, which strengthened largely because of relatively stable interest rates, cost reduction programs, and a decline in bad loans.

During the reporting period, many European companies reduced costs, invested in new plants and equipment, and implemented programs designed to enhance shareholder value. As a result of these efforts to compete more effectively in the global marketplace, many of their share prices rose. The Fund's performance was significantly impacted by the rising stock prices of Nokia AB and Telefonica de Espana SA. Nokia, a Finnish cellular telecommunications company, profited from growing demands for its new products, and Telefonica de Espana benefited from its domestic telecommunications business and continued expansion in Latin American markets.

In the U.S., healthy corporate profits, appreciating real estate prices, rising exports, and large cash inflows into equity mutual funds supported an extended market rally. However, it became increasingly difficult for us to identify domestic investment bargains, and, compared with the MSCI World Index, the Fund was underweighted in the U.S. on February 28, 1997.


TEMPLETON CAPITAL
ACCUMULATOR FUND

Geographic Distribution on 2/28/97
Based on Total Net Assets

                                  [PIE CHART]


European Stocks                    49.4%
United States Stocks               18.7%
Asian Stocks                       11.7%
Australian & New Zealand Stocks     6.6%
Latin American Stocks               4.1%
Canadian Stocks                     0.5%
Short-Term Obligations &
Other Net Assets                    9.0%


1. THE MSCI WORLD INDEX INCLUDES APPROXIMATELY 1,500 COMPANIES REPRESENTING THE STOCK MARKETS OF 22 COUNTRIES, INCLUDING THE U.S., GERMANY, CANADA, AUSTRALIA, NEW ZEALAND, AND JAPAN. THE INDEX IS NOT MANAGED ACCORDING TO ANY INVESTMENT STRATEGY, INCLUDES NO SALES CHARGES OR MANAGEMENT EXPENSES, AND DOES NOT CONTAIN CASH (THE FUND GENERALLY CARRIES A CERTAIN PERCENTAGE OF CASH AT ANY GIVEN
TIME). OF COURSE, ONE CANNOT INVEST DIRECTLY IN AN INDEX, AND THE INDEX IS NOT REPRESENTATIVE OF THE FUND'S PORTFOLIO. TOTAL RETURN INCLUDES REINVESTED DIVIDENDS.

Asian stock markets posted mixed results, with solid gains in Hong Kong, China, Malaysia, and Indonesia, and disappointing returns in Thailand, South Korea, and Japan. Based on standard measures such as price/earnings ratios, Japanese stocks remained among the world's most expensive, and although we redoubled our efforts, we were unable to find stocks we considered bargains there. Our low exposure in Japan was rewarded as the Nikkei 225 Index fell 7.71% between August 31, 1996 and February 28, 1997. (2) During the same period, Hong Kong's equity market surged to all-time highs despite the death of Deng Xiaoping (China's patriarch leader) and investor concerns about the colony's reversion to Chinese control in July. We believe that our Hong Kong holdings could benefit from this change in the long term, regardless of any volatility that Hong Kong's stock market may experience in the near future.


   TEMPLETON CAPITAL ACCUMULATOR FUND

   Top Ten Holdings on 2/28/97
   Based on Total Net Assets

                                           % of Total
   Company, Industry, Country              Net Assets
   --------------------------              ----------

   Sparbanken Sverige AB, A
   Banking, Sweden                            1.9%

   Telefonica de Espana SA
   Telecommunications, Spain                  1.6%

   Merita Ltd., A
   Banking, Finland                           1.6%

   Nokia AB, A
   Telecommunications, Finland                1.5%

   Fiat Spa
   Automobiles, Italy                         1.5%

   Svedala Industri, A
   Building Materials & Components, Sweden    1.4%

   Societe Elf Aquitaine SA
   Energy Sources, France                     1.4%

   News Corp. Ltd.
   Broadcasting & Publishing, Australia       1.3%

   Volvo AB, B
   Automobiles, Sweden                        1.3%

   Dayton-Hudson Corp.
   Merchandising, U.S.                        1.3%


For a complete list of portfolio holdings, please see page 10 of this report.


During the six months under review, we made moderate changes to the Fund's portfolio, initiating positions in BTR PLC, a diversified industrial products company based in the United Kingdom; Merloni Elettrodomestici SPA, an Italian producer of appliances; and Svedala Industria, a Swedish manufacturer of machinery for the mining and construction industries. We also added to several existing holdings, such as Fiat Spa, Bay Networks Inc., and Pioneer International Ltd. On the sell side, we realized profits by eliminating our position in Fruit of the Loom Inc.,


2. Source: Bloomberg. Price depreciation is measured in local currency terms, and includes reinvested dividends.

   TEMPLETON CAPITAL ACCUMULATOR FUND

   Top Ten Industries on 2/28/97
   Based on Total Net Assets

                                           % of Total
   Country                                 Net Assets
   -------                                 ----------

   Banking                                   11.3%

   Telecommunications                         7.6%

   Forest Products & Paper                    5.8%

   Transportation                             5.3%

   Electrical & Electronics                   5.3%

   Energy Sources                             4.8%

   Automobiles                                4.2%

   Insurance                                  3.9%

   Chemicals                                  3.8%

   Utilities - Electrical & Gas               3.6%


and in Hafslund ASA, which we received in a spin-off from Nycomed, a Norwegian medical products company.

Looking forward, we remain positive about the long-term outlook for global stock investing. Thanks to a healthy global economy, many emerging market countries continue to benefit from strong exports to developed markets and appear to have achieved the levels of gross domestic product and per capita income necessary to sustain domestic growth. We believe that the U.S. economy could strengthen, if factory orders and output remain healthy and inflation stays under control. We also feel that many European economies could grow modestly, although constrained somewhat by fiscal pressures associated with the need to meet the criteria for membership in the European Monetary Union. In our opinion, the Fund's portfolio is well-positioned in a diverse group of attractively valued securities.

This discussion reflects the strategies we employed for the Fund during the six months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

As always, we remind our shareholders that investments in foreign securities involve special risks, such as adverse economic, social and political developments in the countries where the Fund is invested, as well as currency and market volatility. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, the Hong Kong market has increased 857% in the last 15 years, but has suffered five declines or more than 20% during that time.(3) Emerging markets are represented in the Fund's portfolio, and involve heightened risks associated with the same factors as well as those related to the relatively small size and lesser liquidity of these markets. These risks and other considerations are discussed in the Fund's prospectus.

We appreciate your support, and welcome any comments or suggestions you may have.

Sincerely,

/s/ Gary P. Motyl

Gary P. Motyl, CFA
President
Templeton Capital Accumulator Fund, Inc.


3. Source: Bloomberg. Based on quarterly percentage price change over 15 years ended December 31, 1996.


  CELEBRATING 50 YEARS

  This year marks 50 years of business for Franklin Templeton. Over these years, we have experienced profound changes in technology, regulations and customer expectations within the mutual fund industry. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest in companies and governments around the globe.

  In addition, we want to stress that all securities markets move both up and down. Mixed in with the good years can be some bad years. Accordingly, mutual fund share prices also move up and down. Every investor should expect such fluctuations, which can be wide. When markets are going down, as well as up, we encourage investors to maintain a long-term perspective. We thank you for your past support and look forward to serving your investment needs in the years ahead.

PERFORMANCE SUMMARY

The Templeton Capital Accumulator Fund provided a cumulative total return of 13.77% for the six-month period ended February 28, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains distributions, and does not include the initial sales and creation charges. While we expect market volatility in the short term, we have always maintained a long-term perspective when managing the Fund and encourage shareholders to view their investments in a similar manner. As you can see from the table to the right, the Fund has delivered a cumulative total return of more than 136% since inception on March 1, 1991.

The price of the Fund's shares, as measured by net asset value, increased 90 cents ($0.90), from $9.08 on August 31, 1996, to $9.98 on February 28, 1997.
During this time, shareholders received distributions of 18 cents ($0.18) per share in dividend income and 14 cents ($0.14) per share in capital gains, of which 2 cents ($0.02) represented short-term gains and 12 cents ($0.12) represented long-term gains. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the Fund, as well as any profits realized from the sale of securities in the portfolio.



TEMPLETON CAPITAL ACCUMULATOR FUND
Periods Ended 2/28/97

                                                         SINCE
                                                       INCEPTION
                               ONE-YEAR    FIVE-YEAR   (3/1/91)

Cumulative Total Return(1)       21.68%     113.35%     136.73%

Average Total Return(2)          21.68%      16.37%      15.45%

Value of $10,000
Investment(3)                   $12,168     $21,335     $23,673
-----------------------------------------------------------------

                  2/28/93   2/28/94   2/28/95   2/29/96   2/28/97
One-Year
Total Return(4)      7.72%    40.15%   -2.14%    18.68%    21.68%
-----------------------------------------------------------------


1. CUMULATIVE TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS INDICATED, AND DOES NOT INCLUDE ANY SALES AND CREATION CHARGES.

2. AVERAGE ANNUAL TOTAL RETURN REPRESENTS THE AVERAGE ANNUAL CHANGE IN VALUE OF AN INVESTMENT OVER THE INDICATED PERIODS.

3. THESE FIGURES REPRESENT THE VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN THE FUND OVER THE SPECIFIED PERIODS.

4. ONE-YEAR TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE ONE-YEAR PERIODS ENDED ON THE SPECIFIED DATES.

ALL CALCULATIONS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AT NET ASSET VALUE. CALCULATIONS DO NOT INCLUDE THE EFFECT OF PAYING SALES AND CREATION CHARGES APPLICABLE TO PURCHASES OF FUND SHARES THROUGH TEMPLETON CAPITAL ACCUMULATOR PLANS. THESE CHARGES FOR THE FIRST YEAR OF A PLAN CAN AMOUNT TO 50% OF THE TOTAL AMOUNT PAID DURING THE YEAR. TOTAL RETURNS WOULD HAVE BEEN LOWER IF THESE CHARGES HAD BEEN APPLIED. PLEASE REFER TO THE TEMPLETON CAPITAL ACCUMULATOR PLAN PROSPECTUS FOR INFORMATION REGARDING APPLICABLE CHARGES. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCIES AND THE POLITICAL AND ECONOMIC CLIMATES OF COUNTRIES WHERE INVESTMENTS ARE MADE. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

THE FUND'S MANAGER HAS AGREED IN ADVANCE TO WAIVE A PORTION OF ITS MANAGEMENT FEES AND TO MAKE CERTAIN PAYMENTS TO REDUCE EXPENSES, WHICH INCREASES TOTAL RETURN TO SHAREHOLDERS. IF THE MANAGER HAD NOT TAKEN THIS ACTION, THE FUND'S TOTAL RETURNS WOULD HAVE BEEN LOWER. THE FEE WAIVER MAY BE DISCONTINUED AT ANYTIME, UPON NOTICE TO THE FUND'S BOARD OF DIRECTORS.

Many investors have asked us about the activities of Sir John Templeton, since his retirement from the funds. We asked Professor Robert Herrmann to update us on Sir John's current activities and his comments follow.


THE NEW CAREER OF
SIR JOHN TEMPLETON

[PHOTO OF SIR JOHN TEMPLETON]

By Professor Robert Herrmann


In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently, he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in Templeton funds, managed by many of the investment professionals he selected and trained. For sentimental reasons, he allows his name to be associated with the funds, although he knows no more about their management and holdings than any other investor.

Sir John Templeton established the Templeton Foundation in 1987, to foster the acquisition of spiritual information through scientific research. Working with scientists, theologians and others, he strives toward a new science that uses empirical and statistical scientific methods to discover and test spiritual knowledge. A crucial ingredient in his research is what Sir John calls "humility theology," an attitude of humility toward the Creator, combined with receptiveness to the theological significance of current scientific discoveries.

Universal spiritual laws, or "laws of life," are among the areas of investigation. In his recent book, Worldwide Laws of Life, Sir John compiles 200 laws and proverbs from nearly all religions, and deeply embedded in human history. For example, the Golden Rule taught by Jesus in the Sermon on the Mount, states "Do unto others as you would have others do unto you," and is affirmed by all major religions as an acceptable, universal law of life. Other books which Sir John has authored or co-authored during the past few years include: The Humble Approach, Is God the Only Reality, Evidence of Purpose, Who's Who in Theology and Science and The God Who Would Be Known.

With an annual budget of more than $30 million, the Templeton Foundation sponsors 60 programs focusing on spiritual progress and the benefits of freedom.

Sir John's first sizable investment in the programs was the Templeton Prize for Progress in Religion. A panel of nine judges gives the annual award which now exceeds $1.2 million to individuals who have shown extraordinary originality in furthering the world's understanding of God or spirituality.

Recipients of the prize include Professor Paul Davies, author of The Mind of God; the Right Honorable Lord Jacobovits, former Chief Rabbi of Great Britain and The Commonwealth; the Reverend Dr. Billy Graham, world-renowned preacher and presidential inauguration speaker; Mr. Nikkyo Nimano, founder of the World Conference on Religion and Peace; and Sir Sarepalli Radhakrishnan, former President of India, and Oxford professor of Eastern Religions and Ethics.

To encourage young people's and their parents' appreciation of spiritual laws of life, Sir John established an essay contest for teenagers in his home county of Franklin, Tennessee. Students submit essays about the spiritual life principles they plan to follow, and prizes are offered semiannually. In 1996, more than 800 youth participated. Twenty-six similar programs have been launched in various locations, with the support of generous local donors.

The Foundation also sponsors a worldwide program that awards college-level faculty who teach courses integrating science and religion. During the program's first two years, more than 200 courses were created. The Foundation maintains an extensive program of research and education on the health benefits of spirituality, including prizes for medical schools providing courses on spirituality in medicine. Lastly, the Foundation publishes a newsletter with over 2,000 subscribers. Free subscriptions are available to Templeton shareholders by writing to the Foundation.

To contact Sir John Templeton or receive the free newsletter subscription, please write to:
The John Templeton Foundation
2 Radnor Corporate Center #320
100 Matsonford Road
Radnor, PA 19087

TEMPLETON CAPITAL ACCUMULATOR FUND INC.
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the period)

                                                       SIX MONTHS
                                                          ENDED
                                                    FEBRUARY 28, 1997
                                                       (UNAUDITED)                      YEAR ENDED AUGUST 31
                                                    -----------------      ----------------------------------------------
                                                          1997             1996       1995       1994       1993       1992
                                                    -----------------    --------    -------    -------    -------    ------
Net asset value, beginning of period                    $    9.08        $   7.97    $  8.10    $  6.87    $  5.48    $ 5.21
                                                         --------        --------    -------    -------    -------    ------
Income from investment operations:
   Net investment income                                      .03             .19        .14        .09        .10       .08
   Net realized and unrealized gain                          1.19            1.10        .12       1.30       1.44       .28
                                                         --------        --------    -------    -------    -------    ------
Total from investment operations                             1.22            1.29        .26       1.39       1.54       .36
                                                         --------        --------    -------    -------    -------    ------
Distributions:
   Dividends from net investment income                      (.18)           (.15)      (.10)      (.07)      (.10)     (.09)
   Distributions from net realized gains                     (.14)           (.03)      (.29)      (.09)      (.05)       --
                                                         --------        --------    -------    -------    -------    ------
Total distributions                                          (.32)           (.18)      (.39)      (.16)      (.15)     (.09)
                                                         --------        --------    -------    -------    -------    ------
Change in net asset value                                     .90            1.11       (.13)      1.23       1.39       .27
                                                         --------        --------    -------    -------    -------    ------
Net asset value, end of period                          $    9.98        $   9.08    $  7.97    $  8.10    $  6.87    $ 5.48
                                                         ========        ========    =======    =======    =======    ======
TOTAL RETURN*                                              13.77%          16.50%      3.40%     20.64%     29.11%     7.01%
RATIOS /SUPPLEMENTAL DATA
Net assets, end of period (000)                         $ 140,072        $108,019    $65,538    $38,323    $18,365    $8,690
Ratio of expenses to average net assets                     1.12%**         1.16%      1.34%      1.58%      1.91%     1.84%
Ratio of expenses, net of reimbursement, to
  average net assets                                        1.00%**         1.00%      1.00%      1.00%      1.00%     1.00%
Ratio of net investment income to average net
  assets                                                     .82%**         2.56%      2.37%      1.58%      1.99%     2.06%
Portfolio turnover rate                                     1.03%          11.08%     12.91%     15.25%     14.97%    16.42%
Average commission rate paid (per share)                $   .0176        $  .0210

+ PER SHARE AMOUNTS FOR ALL PERIODS PRIOR TO AUGUST 31, 1996 HAVE BEEN RESTATED
  TO REFLECT A 2-FOR-1 STOCK SPLIT EFFECTIVE MARCH 27, 1996.
 * NOT ANNUALIZED IN PERIODS OF LESS THAN ONE YEAR.
** ANNUALIZED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Investment Portfolio, February 28, 1997 (unaudited)

--------------------------------------------------------------------------------

           INDUSTRY                                 ISSUE                       COUNTRY         SHARES            VALUE
--------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: 88.7%
--------------------------------------------------------------------------------------------------------------------------
APPLIANCES & HOUSEHOLD
DURABLES:                      2.4%
                                Electrolux AB, B                                  Swe.              22,250     $ 1,392,211
                                Fisher & Paykel Ltd.                              N.Z.             147,500         566,081
                               *Merloni Elettrodomestici SPA                      Itl.             147,100         326,541
                                Sony Corp.                                        Jpn.              14,600       1,054,182
                                                                                                               -----------
                                                                                                                 3,339,015
--------------------------------------------------------------------------------------------------------------------------
AUTOMOBILES: 4.2%
                               *Ciadea                                            Arg.              29,333         151,133
                                Fiat Spa                                          Itl.             675,000       2,069,034
                                Ford Motor Co.                                    U.S.              24,000         789,000
                                General Motors Corp.                              U.S.              20,000       1,157,500
                                Volvo AB, B                                       Swe.              71,000       1,780,814
                                                                                                               -----------
                                                                                                                 5,947,481
--------------------------------------------------------------------------------------------------------------------------
BANKING: 11.3%
                               *ABN AMRO NV                                      Neth.              15,000       1,077,243
                                Australia & New Zealand Banking Group Ltd.        Aus.             200,000       1,249,010
                                Banco Bilbao Vizcaya                               Sp.              20,000       1,178,974
                                Bank of Montreal                                  Can.              10,000         357,365
                                Bankinter SA                                       Sp.               7,500       1,001,953
                                Banque Nationale de Paris                          Fr.              21,000         953,205
                                Barclays PLC                                      U.K.              22,100         399,187
                               *BPI Socieda de Gestora de Participacoes
                                  Socias SA                                      Port.              18,240         271,605
                                BPI Socieda de Gestora de Participacoes
                                  Socias, new                                    Port.               6,931          99,119
                                Fokus Bank AS                                     Nor.             100,000         773,418
                                HSBC Holdings PLC                                 H.K.              55,200       1,347,263
                                Korea Long Term Credit Bank                       Kor.               5,513          82,743
                               *Merita Ltd., A                                    Fin.             600,000       2,195,508
                                NationsBank Corp.                                 U.S.              11,600         694,550
                               *Philippine National Bank                         Phil.              16,170         188,834
                                PT Bank Bali, fgn.                               Indo.             154,500         412,430
                                PT Panin Bank, fgn.                              Indo.             140,100         198,682
                                Sparbanken Sverige AB, A                          Swe.              85,000       1,678,352
                                Sparbanken Sverige AB, A, 144A                    Swe.              51,800       1,022,807
                                Thai Farmers Bank Public Co. Ltd., fgn.          Thai.             100,000         590,848
                                                                                                               -----------
                                                                                                                15,773,096
--------------------------------------------------------------------------------------------------------------------------
BROADCASTING &
 PUBLISHING:                   0.3%
                                News Corp. Ltd.                                   Aus.              70,000         372,994
--------------------------------------------------------------------------------------------------------------------------

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Investment Portfolio, February 28, 1997 (unaudited) (cont.)

--------------------------------------------------------------------------------

           INDUSTRY                                 ISSUE                       COUNTRY         SHARES            VALUE
--------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
--------------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS &
COMPONENTS:                    3.1%
                                Pioneer International, Ltd.                       Aus.             500,815     $ 1,489,896
                                Siam City Cement, fgn.                           Thai.              65,300         358,085
                                Svedala Industri, A                               Swe.             100,000       1,961,190
                               *Unione Cementi Marchino Emiliane (Unicem)         Itl.              80,000         482,729
                                                                                                               -----------
                                                                                                                 4,291,900
--------------------------------------------------------------------------------------------------------------------------
BUSINESS & PUBLIC
SERVICES:                      3.3%
                                Esselte AB, B                                     Swe.              40,000         971,256
                                Lex Service PLC                                   U.K.             165,000         936,569
                                Societe Generale de Surveillance Holdings
                                  Ltd., br.                                      Swtz.                 460       1,045,384
                                Wheelabrator Technologies Inc.                    U.S.              76,000       1,083,000
                                WMX Technologies Inc.                             U.S.              18,000         569,250
                                                                                                               -----------
                                                                                                                 4,605,459
--------------------------------------------------------------------------------------------------------------------------
CHEMICALS: 3.8%
                                Akzo Nobel NV                                    Neth.               7,500       1,080,800
                                Courtaulds PLC                                    U.K.              75,000         446,479
                                Great Lakes Chemical Corp.                        U.S.              22,000       1,020,250
                                Rhone-Poulenc SA, A                                Fr.              46,000       1,615,452
                                Solvay SA                                         Bel.               2,000       1,228,095
                                                                                                               -----------
                                                                                                                 5,391,076
--------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION & HOUSING: 0.3%
                               *Redland PLC                                       U.K.              82,000         467,449
--------------------------------------------------------------------------------------------------------------------------
DATA PROCESSING &
REPRODUCTION:                  0.8%
                               *Bay Networks Inc                                  U.S.              59,000       1,121,000
--------------------------------------------------------------------------------------------------------------------------
ELECTRICAL & ELECTRONICS: 5.3%
                                ABB AG, br.                                      Swtz.                 652         741,301
                                Alcatel Alsthom SA                                 Fr.               6,661         684,229
                                Exide Corp.                                       U.S.              27,000         529,875
                                G.P. Batteries International Ltd.                Sing.              56,000         166,880
                               *GP Batteries International Ltd., wts.            Sing.              14,000          15,120
                                Hitachi Ltd.                                      Jpn.             165,000       1,422,532
                                Matsushita Electric Industrial Co. Ltd.           Jpn.              99,000       1,526,486
                                Motorola Inc.                                     U.S.              10,000         558,750
                                Philips Electronics NV                           Neth.              37,940       1,713,187
                                                                                                               -----------
                                                                                                                 7,358,360
--------------------------------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS &
INSTRUMENTS:                   0.8%
                                Intel Corp.                                       U.S.               8,000       1,135,000
--------------------------------------------------------------------------------------------------------------------------

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Investment Portfolio, February 28, 1997 (unaudited) (cont.)

--------------------------------------------------------------------------------

           INDUSTRY                                 ISSUE                       COUNTRY         SHARES            VALUE
--------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
--------------------------------------------------------------------------------------------------------------------------
ENERGY SOURCES: 4.8%
                               *Barrett Resources Corp.                           U.S.              26,000     $   854,750
                                Norsk Hydro AS                                    Nor.              20,000       1,003,956
                                Royal Dutch Petroleum Co.                        Neth.                 800         138,400
                                Saga Petroleum AS, B                              Nor.              49,070         755,383
                                Societe Elf Aquitane SA                            Fr.              20,000       1,913,960
                                Total SA, B                                        Fr.              13,000       1,037,489
                                YPF Sociedad Anonima, ADR                         Arg.              37,500       1,003,125
                                                                                                               -----------
                                                                                                                 6,707,063
--------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES: 1.7%
                                American Express Co.                              U.S.               6,050         395,519
                                Axa-UAP SA                                         Fr.              17,757       1,182,657
                                Onbancorp Inc.                                    U.S.              18,000         803,250
                                                                                                               -----------
                                                                                                                 2,381,426
--------------------------------------------------------------------------------------------------------------------------
FOOD & HOUSEHOLD
PRODUCTS:                      0.9%
                                Burns Philp & Co. Ltd.                            Aus.             438,800         681,673
                                IBP Inc.                                          U.S.              23,000         534,750
                                Melco International Development Ltd.              H.K.              29,900          10,811
                                                                                                               -----------
                                                                                                                 1,227,234
--------------------------------------------------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER: 5.8%
                               *Asia Pulp & Paper Co. Ltd., ADR                  Indo.              45,000         517,500
                                Boise Cascade Corp.                               U.S.              14,000         460,250
                               *Enso OY, R                                        Fin.              70,400         609,015
                                Georgia-Pacific Corp.                             U.S.              16,000       1,248,000
                                Hansol Paper Co. Ltd., GDS                        Kor.              21,723         260,681
                                International Paper Co.                           U.S.              26,000       1,085,500
                                Maderas Y Sinteticos SA, ADR                     Chil.              16,000         266,000
                               *Mayr-Melnhof Karton AG                           Aust.              11,000         563,271
                               *Mo Och Domsjoe AB, B                              Swe.              17,000         539,794
                                Portucel Industrial Empresa Product Celulose,
                                  ADR, 144A                                      Port.              49,100         293,899
                                PT Inti Indorayon Utama, fgn.                    Indo.             450,000         314,390
                               *Shorewood Packaging Corp.                         U.S.              27,500         481,250
                                Stora Kopparbergs Bergslags AB, B                 Swe.              90,000       1,218,739
                                Unipapel SA                                        Sp.              12,000         234,400
                                                                                                               -----------
                                                                                                                 8,092,689
--------------------------------------------------------------------------------------------------------------------------
HEALTH & PERSONAL CARE: 3.5%
                                Astra AB, B                                       Swe.              20,000         936,568
                                Internatio-Mueller NV                            Neth.              28,000         846,831
                               *Novartis A.G.                                    Swtz.                 853         975,618

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Investment Portfolio, February 28, 1997 (unaudited) (cont.)

--------------------------------------------------------------------------------

           INDUSTRY                                 ISSUE                       COUNTRY         SHARES            VALUE
--------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
--------------------------------------------------------------------------------------------------------------------------
HEALTH & PERSONAL CARE (cont.)
                               *Nycomed ASA, B                                    Nor.              72,000     $ 1,070,887
                                Windmere-Durable Holdings Inc.                    U.S.              90,000       1,125,000
                                                                                                               -----------
                                                                                                                 4,954,904
--------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL COMPONENTS: 2.5%
                                BW/IP Inc.                                        U.S.              56,000         896,000
                                Goodyear Tire & Rubber Co.                        U.S.              23,000       1,213,250
                                SKF AB, B                                         Swe.              55,000       1,313,463
                                                                                                               -----------
                                                                                                                 3,422,713
--------------------------------------------------------------------------------------------------------------------------
INSURANCE: 3.9%
                                Aegon NV                                         Neth.              17,500       1,160,888
                                American International Group Inc.                 U.S.              10,250       1,240,250
                                Ing Groep NV                                     Neth.              32,500       1,258,628
                                Progressive Corp. Ohio                            U.S.               2,000         132,250
                                Skandia Foersaekrings AB, free                    Swe.              35,000       1,064,646
                                Swiss Reinsurance Co.                            Swtz.                 605         619,324
                                                                                                               -----------
                                                                                                                 5,475,986
--------------------------------------------------------------------------------------------------------------------------
MACHINERY & ENGINEERING: 1.0%
                                Sasib SPA, di Risp                                Itl.             391,802         768,989
                                VA Technologie AG, br., 144A                     Aust.               4,000         603,731
                                                                                                               -----------
                                                                                                                 1,372,720
--------------------------------------------------------------------------------------------------------------------------
MERCHANDISING: 3.0%
                                Burton Group PLC                                  U.K.             375,000         952,815
                                Dairy Farm International Holdings Ltd.            H.K.             450,000         348,750
                                Dayton-Hudson Corp.                               U.S.              42,000       1,764,000
                               *K Mart Corp.                                      U.S.              60,000         750,000
                                Robinson Department Store Public Co.   Ltd.,
                                fgn.                                             Thai.             124,800         110,848
                               *Sa des Galeries Lafayette                          Fr.                 898         331,133
                                                                                                               -----------
                                                                                                                 4,257,546
--------------------------------------------------------------------------------------------------------------------------
METALS & MINING: 1.9%
                                Pechiney SA, A                                     Fr.              34,000       1,438,209
                                SIG Schweizerische Industrie-Gesell              Swtz.                 500       1,268,571
                                                                                                               -----------
                                                                                                                 2,706,780
--------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS MATERIALS &
COMMODITIES:                   0.6%
                                Golden Hope Plantations BHD, fgn.                 Mal.             452,000         815,530
--------------------------------------------------------------------------------------------------------------------------

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Investment Portfolio, February 28, 1997 (unaudited) (cont.)

--------------------------------------------------------------------------------

           INDUSTRY                                 ISSUE                       COUNTRY         SHARES            VALUE
--------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
--------------------------------------------------------------------------------------------------------------------------
MULTI-INDUSTRY: 3.3%
                                BTR PLC                                           U.K.             293,000     $ 1,138,174
                                Cheung Kong Holdings Ltd.                         H.K.             160,000       1,528,985
                                Hutchison Whampoa Ltd.                            H.K.             101,500         773,338
                                Jardine Matheson Holdings Ltd.                    H.K.              62,336         377,133
                                Swire Pacific Ltd., A                             H.K.              85,000         729,948
                                Swire Pacific Ltd., B                             H.K.             100,000         136,240
                                                                                                               -----------
                                                                                                                 4,683,818
--------------------------------------------------------------------------------------------------------------------------
REAL ESTATE: 2.1%
                                Beacon Properties Corp.                           U.S.              24,000         855,000
                                Carramerica Realty Corp.                          U.S.              26,000         789,750
                               *Catellus Development Corp.                        U.S.              50,000         768,750
                               *Fastighets AB Tornet, A                           Swe.              13,680         166,085
                                PT Jaya Properties, fgn.                         Indo.             250,000         357,143
                                                                                                               -----------
                                                                                                                 2,936,728
--------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS: 7.1%
                                Compania De Telecomunicaciones De Chile
                                  S.A., Spons. ADR                               Chil.              19,125         559,406
                                Jasmine International Public Co. Ltd., fgn.      Thai.             400,000         521,336
                                Nokia AB, A                                       Fin.              34,500       2,072,010
                                Philippine Long Distance Telephone Co.           Phil.               3,000         176,025
                               *Seat SPA                                          Itl.             297,100         107,297
                                STET (Sta Finanziaria Telefonica Torino) SPA      Itl.             297,100       1,259,147
                                Telecom Argentina Stet France SA, ADR             Arg.              24,600       1,183,875
                                Telefonica de Argentina SA, B, ADR                Arg.              26,600         841,225
                                Telefonica de Espana SA                            Sp.              95,500       2,198,542
                                Telmex-Telefonos de Mexico SA, L, ADR             Mex.              25,000         971,875
                                                                                                               -----------
                                                                                                                 9,890,738
--------------------------------------------------------------------------------------------------------------------------
TEXTILES & APPAREL: 1.9%
                                Dawson International PLC                          U.K.             265,000         302,132
                                Kellwood Co.                                      U.S.              30,500         720,562
                                PT Indorama Synthetics, fgn.                     Indo.             793,440         694,984
                                Shaw Industries Inc.                              U.S.              73,000         949,000
                                                                                                               -----------
                                                                                                                 2,666,678
--------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION: 4.6%
                                APL Ltd.                                          U.S.              20,000         460,000
                                Brambles Industries Ltd.                          Aus.              70,000       1,179,879
                                Cathay Pacific Airways Ltd.                       H.K.             150,000         233,416
                               *Guangshen Railway Co. Ltd., ADR                   Chn.              37,000         892,625
                                Kvaerner Industrier AS, A                         Nor.              24,000       1,181,545

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Investment Portfolio, February 28, 1997 (unaudited) (cont.)

--------------------------------------------------------------------------------

           INDUSTRY                                 ISSUE                       COUNTRY         SHARES            VALUE
--------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
--------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION (cont.)
                                Qantas Airways Ltd., ADR, 144A                    Aus.              65,000     $ 1,190,313
                                Shun Tak Holdings                                 H.K.             598,000         420,871
                               *Unitor AS                                         Nor.              70,000         905,792
                                                                                                               -----------
                                                                                                                 6,464,441
--------------------------------------------------------------------------------------------------------------------------
UTILITIES ELECTRICAL &
GAS:                           3.6%
                                British Energy Ltd.                               U.K.             325,000         751,665
                                Endesa-Empresa Nacional de Electricidad SA         Sp.               4,800         292,999
                                Evn Energie-Versorgung Niederoesterreich AG      Aust.               4,800         707,053
                                Iberdrola SA                                       Sp.             135,000       1,473,892
                                Nova Corp.                                        Can.              36,200         332,353
                                VEBA AG                                           Ger.              26,000       1,500,074
                                                                                                               -----------
                                                                                                                 5,058,036
--------------------------------------------------------------------------------------------------------------------------
WHOLESALE & INTERNATIONAL
TRADE:                         0.9%
                                Brierley Investments Ltd.                         N.Z.           1,200,000       1,155,509
                                Sime Darby Hongkong Ltd.                          H.K.              90,000         104,020
                                                                                                               -----------
                                                                                                                 1,259,529
                                                                                                               -----------
TOTAL COMMON STOCKS
(cost $93,357,300)                                                                                             124,177,389
--------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS: 2.3%
--------------------------------------------------------------------------------------------------------------------------
                                ABN Amro NV, conv., pfd.                         Neth.                 333          22,809
                                Concessioni e Costruzioni Autostrade SPA,
                                  B, pfd.                                         Itl.             490,000       1,012,704
                                News Corp. Ltd., pfd.                             Aus.             312,000       1,410,449
                                Telebras-Telecomunicacoes Brasileiras SA,
                                  pfd., ADR                                      Braz.               8,200         795,400
                                Telecomunicacoes Brasileiras SA, pfd., ADR,
                                144A                                             Braz.                 227          22,019
                                                                                                               -----------
TOTAL PREFERRED STOCKS
(cost $2,321,870)                                                                                                3,263,381
--------------------------------------------------------------------------------------------------------------------------

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Investment Portfolio, February 28, 1997 (unaudited) (cont.)

--------------------------------------------------------------------------------

                                                                                           PRINCIPAL IN
                                                                                         LOCAL CURRENCY**       VALUE
-------------------------------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 10.8% (cost $15,179,902)
-------------------------------------------------------------------------------------------------------------------------
                                U.S. Treasury Bills, 4.82% to 5.02%, with
                                  maturities to 5/15/97                         U.S.          15,287,000     $ 15,182,078
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS: 101.8% (cost $110,859,072)                                                                 142,622,848
OTHER ASSETS, LESS LIABILITIES: (1.8)%                                                                         (2,550,722)
                                                                                                             ------------
TOTAL NET ASSETS: 100.0%                                                                                     $140,072,126
                                                                                                             ============

 * NON-INCOME PRODUCING.
** CURRENCY OF COUNTRY INDICATED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Financial Statements

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
February 28, 1997 (unaudited)
Assets:
   Investments in securities, at value
      (identified cost $110,859,072)        $142,622,848
   Cash                                            7,981
   Receivables:
      Investment securities sold                  54,363
      Fund shares sold                            18,256
      Dividends and interest                     193,063
   Other assets                                   56,174
                                            ------------
         Total assets                        142,952,685
                                            ------------
Liabilities:
   Payables:
      Investment securities purchased          2,655,899
      Capital shares redeemed                     51,944
   Accrued expenses                              172,716
                                            ------------
         Total liabilities                     2,880,559
                                            ------------
Net assets, at value                        $140,072,126
                                            ============
Net assets consists of:
   Undistributed net investment income       $   157,605
   Net unrealized appreciation                31,763,776
   Accumulated net realized gain                 277,036
   Net capital paid in on shares of
   capital stock                             107,873,709
                                            ------------
Net assets, at value                        $140,072,126
                                            ============
Shares outstanding (Note 2)                   14,033,629
                                            ============
Net asset value per share (Note 2)
  ($140,072,126 + 14,033,629)                $      9.98

                                                   ============
STATEMENT OF OPERATIONS
for the six months ended
February 28, 1997
(unaudited)
Investment income:
   (net of $53,456 foreign
   taxes withheld)
   Dividends                      $   694,858
   Interest                           437,708
                                  -----------
         Total income                           $ 1,132,566
Expenses:
   Management fees (Note 3)           466,598
   Administrative fees (Note 3)        93,321
   Custodian fees                      29,702
   Reports to shareholders             76,500
   Audit fees                           8,000
   Legal fees                           5,500
   Registration and filing fees        10,000
   Directors' fees and expenses         6,887
                                  -----------
      Total expenses                  696,508
   Less expenses reimbursed
      (Note 3)                        (75,961)
                                  -----------
      Total expenses less
        reimbursement                               620,547
                                                -----------
         Net investment income                      512,019
Realized and unrealized gain:
   Net realized gain on:
      Investments                     329,616
      Foreign currency
         transactions                   9,586
                                  -----------
                                      339,202
   Net unrealized
      appreciation on
      investments                  15,287,950
                                  -----------
      Net realized and
         unrealized gain                         15,627,152
                                                -----------
Net increase in net assets
  resulting from operations                     $16,139,171
                                                ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Financial Statements (cont.)

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      SIX MONTHS
                                                                                         ENDED
                                                                                   FEBRUARY 28, 1997     YEAR ENDED
                                                                                      (UNAUDITED)      AUGUST 31, 1996
                                                                                   -----------------   ---------------
Increase in net assets:
   Operations:
      Net investment income                                                          $     512,019      $   2,240,768
      Net realized gain on investment and foreign currency transactions                    339,202          1,998,603
      Net unrealized appreciation                                                       15,287,950          8,686,029
                                                                                    --------------     --------------
         Net increase in net assets resulting from operations                           16,139,171         12,925,400

   Distributions to shareholders:
      From net investment income                                                        (2,272,093)        (1,315,933)
      From net realized gain                                                            (1,748,572)          (285,372)

   Capital share transactions (Note 2)                                                  19,935,056         31,156,843
                                                                                    --------------     --------------
         Net increase in net assets                                                     32,053,562         42,480,938

Net assets:
   Beginning of period                                                                 108,018,564         65,537,626
                                                                                    --------------     --------------
   End of period                                                                     $ 140,072,126      $ 108,018,564
                                                                                    ==============     ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Notes to Financial Statements (unaudited)

--------------------------------------------------------------------------------

1. SUMMARY OF ACCOUNTING POLICIES

Templeton Capital Accumulator Fund, Inc. (the Fund) is an open-end, diversified management investment company registered under the Investment Company Act of 1940. Shares of the Fund are offered to the general public only through Templeton Capital Accumulation Plans. The Fund seeks long-term capital growth by investing in a portfolio primarily composed of common stocks in various nations throughout the world. The following summarizes the Fund's significant accounting policies.

A. SECURITIES VALUATIONS:

Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by management and approved by the Board of Directors.

B. FOREIGN CURRENCY TRANSACTIONS:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customarily enters into a foreign exchange contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

C. INCOME TAXES:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND EXPENSES:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

E. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Notes to Financial Statements (unaudited) (cont.)

--------------------------------------------------------------------------------

2. TRANSACTIONS IN SHARES OF CAPITAL STOCK

Effective March 27, 1996, the shares of the Fund were split on a 2-for-1 basis. Accordingly all per share amounts have been restated to reflect the split. At February 28, 1997, there were 100 million shares of capital stock authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                              SIX MONTHS
                                                                 ENDED                        YEAR ENDED
                                                           FEBRUARY 28, 1997                AUGUST 31, 1996
                                                        ----------------------          ----------------------
                                                         SHARES       AMOUNT             SHARES       AMOUNT
                                                        ---------   -----------         ---------    ----------
         Shares sold                                    2,047,962   $19,302,919         2,871,022   $34,173,284
         Shares issued on reinvestment of
           distributions                                  438,866     4,009,431           101,200     1,600,666
         Shares issued on 2-for-1 split                        --            --         5,209,444            --
         Shares redeemed                                 (352,223)   (3,377,294)         (393,813)   (4,617,107)
                                                        ---------   -----------         ---------    ----------
         Net increase                                   2,134,605   $19,935,056         7,787,853   $31,156,843
                                                        =========   ===========         =========    ==========

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also directors or officers of Templeton Investment Counsel, Inc. (TICI) and Franklin Templeton Services Inc. (FTSI), the Fund's investment manager and administrative manager, respectively. The Fund pays monthly an investment management fee to TICI equal, on an annual basis, to 0.75% per annum of its average daily net assets. The Fund pays to FTSI monthly a fee of 0.15% per annum, on the first $200 million of the Fund's average daily net assets, 0.135% of the next $500 million, 0.10% of the next $500 million and 0.075% per annum of such average net assets in excess of $1.2 billion. FTSI has voluntarily agreed to limit the total expenses of the Fund to an annual rate of 1.00% of the Fund's average net assets. The amount of the reimbursement for the period ended February 28, 1997 is set forth in the Statement of Operations.

An officer of the Company is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received fees for the six months ended February 28, 1997.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the six months ended February 28, 1997, aggregated $19,571,110 and $1,120,239, respectively. The cost of securities for federal income tax purposes is the same as that shown in the investment portfolio. Realized gains and losses are reported on an identified cost basis.

At February 28, 1997, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

            Unrealized appreciation                                                           $34,384,700
            Unrealized depreciation                                                            (2,620,924)
                                                                                              -----------
            Net unrealized appreciation                                                       $31,763,776
                                                                                              ===========

                                     NOTES
                                    --------

                                     NOTES
                                    --------

FRANKLIN TEMPLETON GROUP OF FUNDS

LITERATURE REQUEST - Call 1-800/DIAL BEN (1-800/342-5236) today for a free descriptive brochure and prospectus on any of the funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.


GLOBAL GROWTH                         GROWTH                                    INCOME                            FRANKLIN STATE-
                                                                                                                  SPECIFIC
Franklin Global Health Care Fund      Franklin Blue Chip Fund                   Franklin Adjustable Rate          FUNDS SEEKING
                                                                                Securities Fund                   TAX-FREE INCOME
Franklin Templeton Japan Fund         Franklin California Growth Fund
                                                                                Franklin Adjustable U.S.          Alabama
Templeton Developing Markets Trust    Franklin DynaTech Fund                    Government Securities Fund
                                                                                                                  Arizona*
Templeton Foreign Fund                Franklin Equity Fund                      Franklin's AGE High Income Fund
                                                                                                                  Arkansas**
Templeton Foreign Smaller             Franklin Gold Fund                        Franklin Investment
Companies Fund                                                                  Grade Income Fund                 California*
                                      Franklin Growth Fund
Templeton Global Infrastructure Fund                                            Franklin Short-Intermediate U.S.  Colorado
                                      Franklin MidCap Growth Fund               Government Securities Fund
Templeton Global                                                                                                  Connecticut
Opportunities Trust                   Franklin Small Cap Growth Fund            Franklin U.S. Government
                                                                                Securities Fund                   Florida*
Templeton Global Real Estate Fund     Mutual Discovery Fund
                                                                                Franklin Money Fund               Georgia
Templeton Global Smaller
Companies Fund                        GROWTH AND INCOME                         Franklin Federal Money Fund       Hawaii**

Templeton Greater European Fund       Franklin Asset Allocation Fund                                              Indiana
                                                                                FOR NON-U.S. INVESTORS:
Templeton Growth Fund                 Franklin Balance Sheet                                                      Kentucky
                                      Investment Fund                           Franklin Tax-Advantaged
Templeton Latin America Fund                                                    High Yield Securities Fund        Louisiana
                                      Franklin Convertible Securities Fund
Templeton Pacific Growth Fund                                                   Franklin Tax-Advantaged           Maryland
                                      Franklin Equity Income Fund               International Bond Fund
Templeton World Fund                                                                                              Massachusetts***
                                      Franklin Income Fund                      Franklin Tax-Advantaged U.S.
                                                                                Government Securities Fund        Michigan*
GLOBAL GROWTH AND INCOME              Franklin MicroCap Value Fund
                                                                                                                  Minnesota***
Franklin Global Utilities Fund        Franklin Natural Resources Fund           FOR CORPORATIONS:
                                                                                                                  Missouri
Franklin Templeton German             Franklin Real Estate Securities Fund      Franklin Corporate Qualified
Government Bond Fund                                                            Dividend Fund                     New Jersey
                                      Franklin Rising Dividends Fund
Franklin Templeton                                                                                                New York*
Global Currency Fund                  Franklin Strategic Income Fund            FRANKLIN FUNDS SEEKING
                                                                                TAX-FREE INCOME                   North Carolina
Mutual European Fund                  Franklin Utilities Fund
                                                                                Federal Intermediate-Term         Ohio***
Templeton Global Bond Fund            Franklin Value Fund                       Tax-Free Income Fund
                                                                                                                  Oregon
Templeton Growth and Income Fund      Mutual Beacon Fund                        Federal Tax-Free Income Fund
                                                                                                                  Pennsylvania
                                      Mutual Qualified Fund                     High Yield Tax-Free Income Fund
GLOBAL INCOME                                                                                                     Tennessee**
                                      Mutual Shares Fund                        Insured Tax-Free Income Fund
Franklin Global Government                                                                                        Texas
Income Fund                           Templeton American Trust, Inc.            Puerto Rico Tax-Free Income Fund
                                                                                                                  Virginia
Franklin Templeton Hard                                                         Tax-Exempt Money Fund
Currency Fund                         FUND ALLOCATOR SERIES:                                                      Washington**

Franklin Templeton High               Franklin Templeton
Income Currency Fund                  Conservative Target Fund                                                    VARIABLE
                                                                                                                  ANNUITIES+
Templeton Americas                    Franklin Templeton
Government Securities Fund            Moderate Target Fund                                                        Franklin
                                                                                                                  Valuemark(R)
                                      Franklin Templeton
                                      Growth Target Fund                                                          Franklin
                                                                                                                  Templeton
                                                                                                                  Valuemark Income
                                                                                                                  Plus
                                                                                                                  (an immediate
                                                                                                                  annuity)



*TWO OR MORE FUND OPTIONS AVAILABLE: LONG-TERM PORTFOLIO, INTERMEDIATE-TERM PORTFOLIO, A PORTFOLIO OF INSURED MUNICIPAL SECURITIES,
AND/OR A HIGH YIELD PORTFOLIO (CA) AND A MONEY MARKET PORTFOLIO (CA AND NY).

**THE FUND MAY INVEST UP TO 100% OF ITS ASSETS IN BONDS THAT PAY INTEREST SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX.

***PORTFOLIO OF INSURED MUNICIPAL SECURITIES.

+FRANKLIN VALUEMARK AND FRANKLIN TEMPLETON VALUEMARK INCOME PLUS ARE ISSUED BY ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA OR BY ITS WHOLLY OWNED SUBSIDIARY, PREFERRED LIFE INSURANCE COMPANY OF NEW YORK, AND DISTRIBUTED BY NALAC FINANCIAL PLANS, LLC.
FGF 02/97

Templeton Capital
Accumulator Fund, Inc.

Principal Underwriter:
Franklin Templeton
Distributors, Inc.
700 Central Avenue
St. Petersburg,
Florida 33701-3628

Shareholder Services
1-800-632-2301

Fund Information
1-800-342-5236

This report must be preceded or accompanied by the current prospectus of the Templeton Capital Accumulator Fund, Inc. which contains more complete information including charges and expenses.

Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the investment manager which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.

[Recycle Logo]  TL450 597 4/97

TEMPLETON
CAPITAL
ACCUMULATOR
FUND, INC.

SEMI-ANNUAL REPORT
FEBRUARY 28, 1997

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